TechTeam Global, Inc. IT and Business Process Outsourcing solutions Global provider of August 29, 2003

Safe Harbor Statement The statements contained in this presentation that are not purely historical, including statements regarding the Company's expectations, hopes, beliefs, intentions or strategies regarding the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding, among other things, the Company's growth strategies and prospects. Forward-looking statements may be identified by words including, but not limited to, "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon" and similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Such factors include, but are not limited to, the award or loss of significant client assignments, timing of contracts, recruiting and new business solicitation efforts, the market's acceptance of and demand for the Company's offerings, competition, unforeseen expenses, the continuing difficult market for information technology outsourcing services, the Company's exit from the leasing business, demands upon and consumption of the Company's cash and cash equivalent resources or changes in the Company's access to working capital, changes in the quantity of the Company's common stock outstanding, regulatory changes and other factors affecting the financial constraints on the Company's clients, economic factors specific to the automotive industry, general economic conditions, unforeseen disruptions in transportation, communications or other infrastructure components, unforeseen or unplanned delays in the Company's ability to consummate acquisitions, and the Company's ability to successfully integrate acquisitions on a timely basis. All forward-looking statements included in this presentation are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks described from time to time in the Company's Reports on Forms 8-K, 10-Q and 10-K filed with the United States Securities and Exchange Commission.

Company Profile A global provider of IT and business process outsourcing solutions to Fortune 1000 corporations, government agencies, and service organizations. Ability to integrate computer services into a flexible, total single- point-of-contact solution is a key element of TechTeam's success. Strong commitment to quality and has been delivering IT service solutions for over 20 years. Partnerships with some of the best-in-class corporations provide TechTeam with unparalleled experience in providing IT support solutions: Help Desk/Call Center Services Technical Staffing Professional Services/Systems Integration Training Programs

Key Competitive Strengths Internationally Recognized Client Base affording significant growth potential and highly respected references Multiple Service Offerings that provide expanded business opportunities with existing clients for new services Technically Proficient Employee Base that enables us to compete more effectively for sophisticated IT support services Recognition for Delivery of Quality Services in the form of ISO 9001:2000 certification, the international standard for quality assurance and operating consistency Advanced Technology Infrastructure featuring state-of-the-art call centers enabling the Company to maintain a leading position as a provider of IT support services Strong Financial Position and Solid Balance Sheet

Quality Awards and Certifications ISO 9001:2000 Certification - First IT company in the United States to receive IS0 certification (achieved ISO 9001:1994 in 1995 and ISO 9001:2000 in 2003) "Q1 Preferred Quality Award" - Ford Motor Company; 2003 and 1996 (first IT company to receive this award) "Metropolitan Detroit's 101 Best and Brightest Companies to Work For" - Michigan Business and Professional Association; 2002 "The Largest Solution Providers in North America" - VAR Business 500; Recognized nine consecutive years: 2003, 2002, 2001, 2000, 1999, 1998, 1997, 1996, and 1995 "Pacesetter" - United Way, Recognition for outstanding efforts and contributions to the United Way Campaign; 1998 "Hewlett-Packard Lew Platt Award" - 1998 "Future of Greater Detroit" - Recognition for outstanding contribution to Metropolitan Detroit through sales and employment growth; 1998, 1997, and 1996 "One of the Best 100 Growth Companies" - Financial World; 1997

Quality Awards and Certifications (continued) "One of the Best Performing Stocks" - Bloomberg Personal; 1997 and 1996 "One of America's Top 100 Fastest Growing Companies" - Fortune Magazine; 1996 "One of the 200 Best Small Companies" - Forbes Magazine; 1996 "Chrysler Corporation Pentastar Award" - Chrysler Corporation; 1996 "Making Excellence" - Ford Motor Company; 1996 and 1995 "The 100 Best Small Corporations" - Business Week Magazine; 1995 "Rocketing Revenues: Ranking 500 of the Fastest Growing U.S. Technology Companies" - Technology Transfer Business; 1995 "One of the Best Small Companies in America" - Forbes Magazine; 1994

TechTeam's Clients

TechTeam's Partners

What We Do Service Offerings • Help Desk and Call Center Services • Professional Services • Systems Integration • Technical Staffing • Training Programs Industries Served • Automotive • Manufacturing • Insurance • Financial Services • Government • Hospitality, Retail, and Foodservice • Consumer Products • Pharmaceuticals • High Technology Parcel Service and Logistics Delivery Methods • Managed Services • Outsourced • Co-Sourced • Project-Based

TechTeam's Corporate Services Help Desk/Call Center Services Professional Services/Systems Integration Technical Staffing Integrated solutions for all of your needs on a global basis Training Programs

TechTeam's Success Equation Highly Skilled and Motivated Resources Proven Best Practices and Mature Methodologies Industry Leading Technology Alliances Program Management and ISO Quality Assurance TechTeam's Globally-Integrated Support Services TechTeam's flexible support solutions deliver value to the bottom line of our customers by reducing cost, improving service, elevating technical competency, and increasing customer satisfaction!

TechTeam's Core Strategic Benefit TechTeam's value proposition provides: TechTeam's core strategic benefit to customers is our ability to provide the best value proposition in the industry!

FLEXIBILITY QUALITY LOW COST TechTeam's Value Proposition FOCUS Empowered, Flat Management Structure Low Operating Cost Model Cost-Effective Pricing Financially Profitable and Strong Balance Sheet ISO Certified Service Provider Since 1995 Use of Best Practices Continuous Process Improvement Creates Long-Term Client Loyalty Low Risk - Proven Solutions Innovative Pricing Models SPOC Model Provides the Ability to Integrate all Service Lines 20 Years of Experience with Some of the World's Most Demanding Customers Innovative Resource Management Methodology Customer Satisfaction Employee Retention and Career Development Meeting and Exceeding Service Level Agreements Adding Value for Our Customers Account Management Methodology

The Market

IT Services Market Gartner Dataquest states, "IT management services are enjoying relatively healthy growth during this economic downturn because of emphasis on cost-reduction and efficiency enhancement - both drivers to outsource. Having the right solution at the right time should support outsourcing through the lean times; as the economy improves, business drivers, such as access to key IT skills, will drive demand."

Technical Support and Help Desk Outsourcing Market Source: International Data Corporation (IDC); 12/02 2002 2007 BPO 14 21.5 International Data Corporation (IDC) predicts that the compounded annual growth rate (CAGR) for help desk outsourcing over the next five years will be 11.2%. According to IDC, the market for technical support and help desk business process outsourcing is expected to grow from $14.0 billion in 2002 to $21.5 billion in 2007.

Technical Support and Help Desk Market 2002 2003 2004 2005 2006 2007 Technical Support 10.7 11.3 12.1 13.2 14.6 15.9 Help Desk Support 3.3 3.6 3.9 4.4 5 5.6 Total 14 14.8 16 17.6 19.6 21.5 Source: International Data Corporation (IDC); 12/02

Business Process Outsourcing Market 2000 2005 BPO 119 234 Source: Gartner Dataquest Gartner's most recent projection for the worldwide BPO market predicted a $234 billion opportunity by 2005, with the market growing at a compounded annual growth rate of 14% between 2000 and 2005.

2000 2005 2010 2015 Millions of Jobs 0.1 0.6 1.6 3.3 Market for Offshore Outsourcing Source: 2002 Forrester Research, Inc. 3.3 million jobs to go offshore Over the next 13 years, 3.3 million U.S. service industry jobs and $136 billion in wages will move offshore to countries like India, Russia, China, and the Philippines. The IT industry will lead the initial overseas exodus. In parallel, the number of jobs will easily double when you include the rest of the G7 countries like Japan, the U.K., and Germany.

TechTeam's Marketing Strategy Partner with some of the world's best-in-class corporations to develop unparalleled expertise and experience in providing Information Technology (IT) and Business Process Outsourcing (BPO) solutions Utilize global presence and capabilities to generate new business opportunities and develop stronger business relationships with existing customers Deliver a flexible total solution for our customers comprised of measurable, value-added services Expand service offerings around our knowledge and experience in managing corporate help desk and call center programs for some of the world's most demanding customers Emphasize Quality! Quality! Quality! in everything we do

Financials

Strong Balance Sheet Total Assets $81,716,000 Cash and Equivalents $46,368,000 Cash and Equivalents Per Diluted Share $4.38 Working Capital $60,415,000 Debt/Total Capitalization 0.64% Total Shareholders' Equity $66,789,000 Book Value Per Diluted Share $6.31 As of June 30, 2003

TechTeam's Total Revenue 1998 1999 2000 2001 2002 Revenue 95664 107771 109591 94610 86635 Dollars in Thousands

Corporate Services vs. Leasing/GE Revenue 1998 1999 2000 2001 2002 Corporate Services 77.44 85.01 80.66 74.32 77.53 Leasing Operations 14.1 20.47 27.35 19.85 9.1 Dollars in Millions Corporate Services Leasing Operations GE TechTeam

2002 Revenue Help Desk/Call Center 68.3% Other Services 10.5% Systems Integration 8.3% Technical Staffing 11.7% Total 2002 Revenue: $86.5 million

TechTeam Europe's Total Revenue Dollars in Thousands 1998 1999 2000 2001 2002 Revenue 1052 6404 10216 11688 17197

Cash and Cash Equivalents Dollars in Thousands 1998 1999 2000 2001 2002 Revenue 22696 14192 18720 35527 45927

Total Debt Dollars in Thousands 1998 1999 2000 2001 2002 Revenue 15269 20598 14607 5174 698

Book Value Per Fully Diluted Share 1998 1999 2000 2001 2002 Revenue 5.71 6.34 6.22 6.92 6.69

"TEAM" vs. Nasdaq Composite Index, August 2001 - May 2003 Of the 3,568 companies traded on NASDAQ as of January 2, 2003 and that were listed on or prior to January 2, 2002, TEAM had the 58th best price performance - up 141% - during the year. This put TEAM in the top 2% of all NASDAQ-listed companies.

"TEAM" vs. AMEX Computer Technology Index, August 2001 - May 2003 Of the 1,100 companies traded on NASDAQ as of January 2, 2003 and that were listed on or prior to January 2, 2002 and that are classified as belonging to the "Information Technology" sector, TEAM had the 18th best price performance during the year. This put TEAM in the top 2% of all companies in this sector.

Operations

# TechTeam's Global Presence



Edmonton, AB Canada
Omaha, NE
Chicago, IL
Detroit, MI
Portsmouth, NH
Colorado Springs, CO
Davenport, IA
Edison, NJ
Henderson, NV
Baltimore, MD
Irvine, CA
Nashville, TN
Mesa, AZ
Greenville, SC
Irving, TX
Tampa, FL
Gothenburg, Sweden
Chelmsford, England
Cologne, Germany
Brussels, Belgium

TechTeam's Locations Southfield, Michigan Dearborn, Michigan Davenport, Iowa Brussels, Belgium Chelmsford, United Kingdom Gothenburg, Sweden Cologne, Germany

Single Point of Contact Solutions Help Desk/Call Center Services Multilingual Help Desk Support 24x7x365 Global Coverage Integrated Technology Platform Professional Services/ Systems Integration Network Design, Implementation, and Management Deployments and Upgrades Asset Lifecycle Management Procurement and Leasing Technical Staffing Systems Design/Analysis Programming Network Support Program/Project Management Networking Technical Support Training Programs Customized End User Programs Technical Programs Web-based Training Single Point of Contact

Incident Management Knowledge Management Data Analytics Self-Service Tools Remote Diagnostics Password Management Learning Lab Personalization Multilingual IDEAS that work, SOLUTIONS that last TechTeam's Support Portal

Support Portal Capability 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 25 20 9 9 9 3 25 "Just-In-Time" Integrated with Knowledge Base 50,000 Shows in Six Languages Auto Fix System Telemetry Customer Entitlement Problem Tracking Multimedia Enabled Escalation and Notification Integration Incident Management Password Management Data Analytics Knowledge Management E-Learning Web Collaboration Diagnostics

Performance Management Office

Best Business Practice Process Best Practice Audit Review and Redesign Team Quality Team 4 Best Practice Implementation Electronic Notification Monthly Training Sessions 3 Best Practice Development Request Form Criteria Validation Determine If Practice Exists Research Industry Document Procedure and Work Instruction Approve 2 Best Practice Input Review and Redesign Team Creative Solutions From Other Projects Industry 1

Growth Strategy and Summary

TechTeam's Growth Strategy Further penetrate existing clients, attract new clients, and extend service lines Leverage technology and training for higher margins Expand globally Pursue selective acquisitions, joint ventures, and alliances Continue a strong commitment to quality service Develop and grow a technically proficient employee base, concentrate on employee retention and career pathing

The TechTeam Difference Internationally Recognized Client Base Multiple Service Offerings Technically Proficient Employee Base Recognition for Delivery of Quality Services Advanced Technology Infrastructure Strong Financial Position and Solid Balance Sheet

IDEAS that work SOLUTIONS that last TechTeam is on the move!